Pursuant to Rule 497(e)
Registration No. 333-111662

SUNAMERICA SPECIALTY SERIES

SunAmerica Focused Alpha Large-Cap Fund

(the “Fund”)

Supplement dated June 13, 2012 to the

Statement of Additional Information (“SAI”) dated February 28, 2012

Effective immediately, Chris Leavy of BlackRock Investment Management, LLC (“BlackRock”) serves as a portfolio manager of the Portfolio, replacing Robert C. Doll. Accordingly, under the heading “Other Accounts Managed by the Portfolio Managers” on page 34 of the SAI, the information pertaining to Mr. Doll is hereby deleted and replaced with the following:

			Number of Other Accounts Managed And Total Assets by Account			Number of Accounts And Total Assets for Which Advisory Fee Is Performance Based
Portfolio	Advisers/ Subadviser	Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA

SunAmerica Focused Alpha Large-Cap Fund	BlackRock	Chris Leavy	27 $13.83 Billion	11 $2.83 Billion	10 $1.54 Billion	0 N/A	1 $115.7 Million	0 N/A

Additionally, under the heading “Portfolio Manager Ownership of Fund Shares” on page 34 of the SAI, the following information is hereby added:

Name of Portfolio Manager	Dollar Range of Equity Securities beneficially owned in each Fund managed by the named Portfolio Manager
Chris Leavy	None

Additionally, under the heading “Discretionary Incentive Compensation” in the table on page 35 of the SAI, the existing table pertaining to the Fund is hereby deleted and replaced with the following:

Portfolio Manager	Applicable Benchmarks
Chris Leavy	Multi-Cap Core Funds, Multi-Cap Growth Funds and Multi-Cap Value Funds Classifications

Capitalized terms used herein but not defined have the meanings assigned to them in the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP1_S5118FAF_2-12